Northern
POWER SYSTEMS

More Power. More of the Time. Better Bottom Line.

Q2 2014 Earnings Presentation August 5, 2014 Exhibit 99.2

All statements and other information contained in this document related to anticipated future events or results constitute forward-looking statements.  Forward-looking statements often, but not always, are identified by the use of words such as “seek”, “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, “forecast”, “project”, “likely”,
“potential”, “targeted” and “possible” and statements that an event or result “may”, “will”, “would”, “should”, “could”
or “might” occur or be achieve and other similar expressions.  Forward-looking statements are subject to known and unknown business and economic risks and uncertainties and other factors that could cause actual results of operations to differ materially from those expressed or implied by the forward-looking statements.  Forward-
looking statements are based on estimates and opinions of management at the date the statements are made.
Northern Power Systems does not undertake any obligation to update forward-looking statements even if circumstances or management’s estimates or opinions should change, except as required by law.  For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
This presentation references non-GAAP financial measures with the required reconciliation referenced in the table captioned “Non-GAAP Reconciliations” to the most comparable GAAP financial measures.

FORWARD
LOOKING
STATEMENT
AND NON-GAAP DISCLOSURES

Presentation Organization and Call Details

Troy Patton
President and CEO
Ciel Caldwell
CFO
Q&A Session:
Presentation Organization:
Basis of Presentation:
Q2 2014 business update
Q2 2014 operational and
financial results review
GAAP to Non-GAAP
reconciliations
Q2 2014 = Northern Power Systems Corp.
YTD 2014 = Q1 Wind Power Holdings, Inc.
+ Q2 Northern Power Systems Corp.
2013 periods = Wind Power Holdings, Inc.
Immediately following this call
Link from IR webpage at
http://www.ir.northernpower.com/
events-and-presentations.aspx
Hosted by:

NPS’ Business Lines
Distributed turbine
sales expanding
NPS 100kW
NPS 60kW
BRIC+ strategy
Fully developed Licensing and
Royalty Model
Successfully deployed in China
and Brazil to date
Global Growth
High-margin Engineering
Project work
Expansion of IP portfolio
Technology Licensing
Product Sales & Service
NPS 2MW
turbine
platform
Converter and
Controls Systems

Technology Development

Business Expansion Trends

Q1 ‘13 Q2 ‘14
Q1 ‘13 Q2 ‘14
Bridge to Net Loss
Non-GAAP EBITDA Loss
(3.4)
(2.2)
(3.1)
(4.8)
(3.2)
Q1 ‘13
Q2 ‘14
Revenue
Backlog
(2.8)
13.8
13.8
9.0
5.6
4.3
1.7
41
48
45
36
34
21
$14
$12
$10
$8
$6
$4
$2
$0
$50
$40
$30
$20
$10
$0
(2.9)
(3.0)
(2.3)
(3.0)
(2.5)
(1.3)
$0
($1)
($2)
($3)
($4)
($5)

Q2 2014: Product Sales and Service Update
Production of initial unit of 3
rd
-
generation 60kW turbine in VT factory.
Continued strong European
momentum; evolving market
conditions
First 4 units shipped to Korea
Staffing expansion plan for Sales and
Marketing to expand regions and re-
focus efforts in North America
Exploring further Power Converter
supply agreements

Distributed turbine
sales expanding
Product Sales & Service
NPS 2MW
turbine
platform
NPS 100kW
NPS 60kW
Converter and
Controls Systems

Next Generation Distributed Turbine 7 Next gen turbine in testing Installation at customer site Power generation Second generation turbine Third generation turbine

Q2 2014: Technology Licensing Update
WEG 2.1MW turbine deliveries
begin in Brazil
Initial 2.1MW units expected to
commission in 4Q14
3Q14 expecting partial WEG
license revenue recognition and
commenced royalty payments
Other smaller technology
licensing transactions underway

BRIC+ strategy
Fully developed Licensing and
Royalty Model
Successfully deployed in China
and Brazil to date
Technology Licensing

WEG Manufactured 2.1MW Turbines 9

Q2 2014: Technology Development
WEG 3.3MW license agreement
commenced:
Expecting to scale development in Q3
into Q4; anticipated completion in 2015
Backbone of planned development
activity for next twelve months
Patented FlexPhase Power
Converters currently under
development for other
applications in the power sector
NPS expertise in complex power
grid connections currently utilized
for work with a regulated utility in
the US Northeast

Broad scale expansion
High-margin Engineering
Project work
Expansion of IP portfolio
Technology Development

Q2 2014: Key Financial Metrics
Q2 2014 YTD 2014
Revenue
•
$13.8M
•
220% y/y growth
•
$27.5M
•
360% y/y growth
Backlog
•
$41M
•
21% y/y growth
Gross Margin
•
16%
•
PY at (1%)
•
12%
•
PY at (4%)
Net Loss
•
($2.2M)
•
22% y/y loss reduction
•
($0.10/share)
•
($5.3M)
•
14% y/y loss reduction
•
($0.31/share)
Non-GAAP EBITDA
Loss
•
($1.3M)
•
58% y/y loss reduction
•
($0.06/share)
•
($3.8M)
•
36% y/y loss reduction
•
($0.22/share)

Revenue and Gross Margin Trends

Q1 ‘13
Q2 ‘13
Q4 ‘13
Q2 ‘14
Q1 ‘14
Q3 ‘13
High-wind Regimes
Non-turbine Revenue
Low-wind Regimes
$0
$2
$4
$6
$8
$10
$12
$14
- 9.9%
-1.3%
16.2%
6.1%
8.6%
15.9%
- 10.0%
0.0%
10.0%
20.0%

Q2 2014: Other Financial Metrics
Cash Flow Statement Q2 2014 YTD 2014
Cash used in operations ($6.9M)  ($9.2M)
Cash provided by investing
activities
$.9M $.7M
Cash provided by financing
activities
$19.3M $19.2M

Balance Sheet Metrics June 30, 2014 December 31, 2013
Cash and cash equivalents $15.4M $4.5M
Debt $0* $12.5M
* Comerica working capital line of credit available through 6/30/15 for up to $6M
Change in
operating assets /
liab. ($5.6M)
•
• Cap-Ex ($.4M)
Facility Sale $1.3M
•
•
Change in
operating assets /
liab. ($5.1M)
• Cap-Ex ($.6M)
Facility Sale $1.3M
•

14 Non-GAAP Reconciliations

Non-GAAP Reconciliations – Non-GAAP adjusted EBITDA
(All amounts in thousand)

Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Net Loss $(3,384) $(2,753) $(3,163) $(4,828) $(3,124) $(2,152)
Interest 18 111 99 286 240 37
Taxes 26 3 (16) 22 14 15
Depreciation 227 310 234 214 178 391
Stock compensation 122 57 85 437 148 454
Fair value warrants 63 (724) 489 - - -
Non-cash restructuring - - - 70 - -
Loss on asset held for sale - - - 768 - -
Adjusted EBITDA $(2,928) $(2,996) $(2,272) $(3,031) $(2,544) $(1,255)

Non-GAAP Reconciliations – Earnings Per Share

Q2
2014
Year to Date
2014
Net Loss per common share – Basic and Diluted $(0.10) $(0.31)
Interest - 0.02
Depreciation 0.02 0.03
Stock compensation 0.02 0.04
Adjusted EBITDA per common share – Basic and Diluted
$(0.06) $(0.22)
Weighted average number of common shares outstanding –
Basic and Diluted 21,088,589 16,964,388